SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is October 28, 2019.

MFS® Diversified Income Fund

Effective immediately, the like paragraphs describing MFS' approach to buying and selling investments in the sub-section entitled "Principal Investment Strategies" under the main heading entitled "Investment Objective, Strategies, and Risks" are restated in their entirety as follows:
MFS uses an active bottom-up investment approach to buying and selling investments for the fund. For the debt and real estate-related portions of the fund, investments are selected primarily based on fundamental analysis of individual issuers and/or instruments in light of the issuer's financial condition and market, economic, political, and regulatory conditions. Factors considered for debt instruments may include the individual instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Factors considered for real estate-related securities may include the issuer’s management ability, cash flows, price/funds from operations ratio, dividend yield and payment history, price/net asset value ratio, market price, and the ability of a REIT to grow from operations, as well as current or anticipated economic or market conditions, interest rate changes, and regulatory developments.  MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis.  Quantitative models that systematically evaluate issuers and instruments may also be considered.
With respect to the equity portion of the fund, investments are selected primarily based on blending fundamental and quantitative research.  MFS uses fundamental analysis of individual issuers and their potential in light of their financial condition and market, economic, political, and regulatory conditions to determine a fundamental rating for an issuer. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. MFS may also consider ESG factors in its fundamental investment analysis. MFS uses quantitative analysis, including quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, to determine a quantitative rating for an issuer. MFS combines the fundamental rating with the quantitative rating to create a blended rating for an issuer. When an MFS fundamental rating is not available, MFS treats the issuer as having a neutral fundamental rating.  MFS constructs the equity portion of the fund using a portfolio optimization process that considers the blended rating, as well as issuer, industry, and sector weightings, market capitalization, volatility, and other factors. The equity securities portfolio manager has the discretion to adjust the inputs and parameters used in the optimization process and the fund's portfolio holdings based on factors such as the desired portfolio characteristics and the portfolio manager's qualitative assessment of the optimization results.

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